                                                                     EXHIBIT 4.1

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COMMON STOCK                 COMPUTER DISCOUNT                    COMMON STOCK
                                [CDW logo]
------------                   WAREHOUSE/TM/                      ------------
   NUMBER                                                            SHARES
 CDW 10881
------------                                                      ------------

INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
   THE STATE OF ILLINOIS                                    CERTAIN DEFINITIONS

                          CDW COMPUTER CENTERS, INC.
                                                             CUSIP 125129 10 6

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  THIS CERTIFIES THAT

                                   SPECIMEN

  IS THE OWNER OF

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FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK WITH THE PAR VALUE OF $.01
PER SHARE OF
--------------------------CDW COMPUTER CENTERS, INC.----------------------------
transferable on the books of the Corporation in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Certificate of Incorporation and any amendments thereof, copies of which are on file with the Transfer Agent to all the provisions to which the holder hereof by acceptance of this certificate assents.

  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrant.

  WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:


/s/ John A. Edwardson         [CDW COMPUTER CENTERS, INC.   /s/ Gregory C. Zeman
  CHIEF EXECUTIVE OFFICER            CORPORATE SEAL                PRESIDENT
                                       ILLINOIS]

Countersigned and Registered:
                    AMERICAN STOCK TRANSFER A TRUST COMPANY
                             (Brooklyn, New York)
                                                                  Transfer Agent
                                                                   and Registrar


                                            By
                                                            Authorized Signature
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                          CDW COMPUTER CENTERS, INC.

     UPON WRITTEN REQUEST, THE CORPORATION WILL FURNISH THE SHAREHOLDER, WITHOUT CHARGE, A DESCRIPTION OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS; AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES; AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES OR CLASSES, OF THE CORPORATION'S AUTHORIZED STOCK.

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     The following abbreviations, when used in the inception on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM- as tenants in common                      UNIF GIFT MIN ACT           Custodian
          TEN ENT- as tenants by the entireties                                ----------          ---------------
           JT TEN- as joint tenants with                                         (Cust)                 (Minor)
                   right of survivorship and                                     under Uniform Gifts to Minors
                   not as tenants in common
                                                                                 Act
                                                                                     ----------------------------
                                                                                                (State)

                              Additional abbreviations may also be used though not in the above list

     For Value received,                                hereby sold, assign and
                         ------------------------------
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
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                                                                          Shares
--------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                    Attorney,
                                  -----------------------------------
to transfer the said shares on the books of the within named corporation with full power of substitution.

Dated,
       ---------------------

                           X
                            ---------------------------------------------------

                           X
                            ---------------------------------------------------
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


   SIGNATURE(S) GUARANTEED:
                            ---------------------------------------------------
                            THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17A8-15.







KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.